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Exhibit 99.2

BDM UK Limited and Subsidiaries

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS AND RELATED NOTES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001

BDM UK Limited

Condensed consolidated profit and loss account

(unaudited)

	Nine months ended 30 September
	2002	2001
	£000	£000
Turnover
Continuing operations	12,909	15,136

Operating loss	(2,770)	(6,293)

Interest payable and similar charges	(402)	(688)
Interest receivable	114	155

Loss on ordinary activities before taxation	(3,058)	(6,826)
Tax on loss on ordinary activities	(76)	(101)

Loss on ordinary activities after taxation	(3,134)	(6,927)

Retained loss for the period	(3,134)	(6,927)

A summary of the significant adjustments to the loss for the period which would be required if United States generally accepted accounting principles had been applied instead of those generally accepted in the United Kingdom is given in Note 5 of Notes to the Condensed Financial Statements.

The notes to the condensed financial statements are an integral part of these condensed financial statements.

BDM UK Limited

Condensed consolidated statement of total recognised gains and losses

(unaudited)

	Nine months ended 30 September
	2002	2001
	£000	£000
Loss for the period	(3,134)	(6,927)
Foreign exchange adjustment	(591)	25

Total losses recognised for the period	(3,725)	(6,902)

A statement of comprehensive income under United States generally accepted accounting principles is given in Note 5 of Notes to the Condensed Financial Statements.

The notes to the condensed financial statements are an integral part of these condensed financial statements.

BDM UK Limited

Condensed consolidated reconciliation of movements in shareholders' deficit

(unaudited)

30 September 2002
£000
Recognised losses relating to the period	(3,725)

Net increase in shareholders' deficit	(3,725)
Opening shareholders' deficit at 1 January 2002	(29,228)

Closing shareholders' deficit	(32,953)

The notes to the condensed financial statements are an integral part of these condensed financial statements.

BDM UK Limited

Condensed consolidated balance sheet

(unaudited)

At 30 September
2002
£000
Net assets
Tangible assets	515
Investments	2,044

2,559

Current assets
Debtors: amounts falling due within one year	10,629
Cash at bank and in hand	1,130

11,759
Creditors: amounts falling due within one year (see note 2)	(47,271)

Net current liabilities	(35,512)

Total assets less current liabilities	(32,953)

Net liabilities	(32,953)

Capital and reserves
Called up share capital	—
Capital reserve	777
Profit and loss account	(33,730)

Equity shareholders' deficit	(32,953)

A summary of significant adjustments to equity shareholders' deficit which would be required if United States generally accepted accounting principles had been applied instead of those generally accepted in the United Kingdom is given in Note 5 of Notes to the Condensed Financial Statements.

The notes to the condensed financial statements are an integral part of these condensed financial statements.

BDM UK Limited

Condensed consolidated cash flow statement

(unaudited)

	Nine months ended 30 September
	2002	2001
	£000	£000
Cash flow from operating activities (see note 3)	(1,342)	(6,201)
Returns on investments and servicing of finance
Interest received	114	155
Interest paid	(402)	(688)

	(288)	(533)
Taxation
Overseas	(130)	(460)
Capital expenditure and financial investment
Purchase of tangible fixed assets	(38)	(134)
Sale of plant and machinery	119	—

	81	(134)

Financing
Funds advanced by group undertaking	2,095	580
Capital element of finance lease payment	—	(3)

	2,095	577

Increase/(decrease) in cash	416	(6,751)

Reconciliation of net cash to movement in net debt
Increase/(decrease) in cash in period	416	(6,751)
Cash inflow from group financing	(2,095)	(580)
Cash outflow from lease financing	—	3
Translation differences	(576)	21

Movement in net debt in the period	(2,255)	(7,307)
Net debt at the start of the period	(37,509)	(28,731)

Net debt at the end of the period	(39,764)	(36,038)

The significant differences between the cash flow statement presented above and that required under United States generally accepted accounting principles are given in Note 5 of Notes to the Condensed Financial Statements.

The notes to the condensed financial statements are an integral part of these condensed financial statements.

Notes to the condensed financial statements

1        Basis of preparation

        The accounting polices used in the preparation of these Condensed Consolidated Financial Statements, which are unaudited, are the same as those used in the Consolidated Financial Statements for the year ended December 31, 2001 included in BDM UK Limited's financial statements included elsewhere in this Form 8-K/A.

        These statements do not include all of the information and footnotes required for complete financial statements.

        The tax charge for the nine months ended September 30, 2002 is based on the estimated annual effective rate.

        In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included in these Condensed Consolidated Financial Statements.

        Operating results for the nine months ended September 30, 2002 are not indicative of the results that may be expected for the full fiscal year.

2        Creditors: amounts falling due within one year

As at 30 September
2002
£000
Trade creditors	2,379
Amounts owed to group and parent undertakings (see note 4)	41,208
Overseas tax	242
Other taxation and social security	1,451
Other creditors	221
Accruals and deferred income	1,770

47,271

3        Reconciliation of operating loss to operating cash flows

	Nine months ended 30 September
	2002	2001
	£000	£000
Operating loss	(2,770)	(6,293)
Depreciation	168	338
Decrease in debtors	2,193	619
Decrease in creditors	(933)	(865)

	(1,342)	(6,201)

4        Post balance sheet events

        On 12 November 2002, BDM International Inc, the immediate parent company of BDM UK Limited ("BDM UK"), settled a £2,044,000 note receivable with BDM UK and increased the issued share capital of BDM UK by £32,056,000. BDM UK in turn recapitalized its subsidiaries. The net result of this was that BDM UK and its subsidiaries were able to settle balances owing to group companies, prior to BDM UK's acquisition by QAD EMEA Holdings BV.

        On 12 November 2002, BDM UK and its subsidiaries were sold to QAD EMEA Holdings BV, a subsidiary of QAD Inc.

5        Differences between United Kingdom and United States Generally Accepted Accounting Principles

        The group's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United Kingdom (UK GAAP) which differ from those generally accepted in the United States (US GAAP). The significant differences as they apply to the group are described in Note 24 of Notes to the Financial Statements of BDM UK Limited included elsewhere, as Exhibit 99.1, in this Form 8-K/A.

        There are no differences between the loss for the period under UK GAAP and net loss and shareholders' deficit under US GAAP for the nine-month periods ended 30 September 2002 and 2001 and between shareholders' deficit under UK GAAP and US GAAP at 30 September 2002.

Comprehensive income

        There are no differences between comprehensive income under US GAAP and total recognised gains and losses under UK GAAP for the nine-month periods ended 30 September 2002 and 2001.

Consolidated statement of cash flows

        The categories of cash flow activity under US GAAP can be summarized as follows:

	Nine months ended 30 September
	2002	2001
	£000	£000
Cash outflow from operating activities	(1,760)	(7,194)
Cash inflow/(outflow) on investing activities	81	(134)
Cash inflow from financing activities	2,095	894

Increase/(decrease) in cash and cash equivalents	416	(6,434)
Cash and cash equivalents
At beginning of period	714	6,711

At end of period	1,130	277

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BDM UK Limited and Subsidiaries UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS AND RELATED NOTES FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
BDM UK Limited Condensed consolidated profit and loss account (unaudited)
BDM UK Limited Condensed consolidated statement of total recognised gains and losses (unaudited)
BDM UK Limited Condensed consolidated reconciliation of movements in shareholders' deficit (unaudited)
BDM UK Limited Condensed consolidated balance sheet (unaudited)
BDM UK Limited Condensed consolidated cash flow statement (unaudited)
Notes to the condensed financial statements